UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 6, 2023

Date of Report (Date of earliest event reported)

A SPAC I Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41285	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39, Marina Bay Financial Centre Tower 2, 10 Marina Boulevard Singapore, 018983	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6818-5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, three-fourths (3/4) of one redeemable Warrant and one Right to acquire one-tenth (1/10) of one Class A Ordinary Share	ASCAU	The Nasdaq Stock Market LLC
Ordinary Shares	ASCA	The Nasdaq Stock Market LLC
Warrants	ASCAW	The Nasdaq Stock Market LLC
Rights	ASCAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to the Merger Agreement

As previously disclosed on February 16, 2023, A SPAC I Acquisition Corp., a British Virgin Islands business company (“A SPAC I” or “Parent”), entered into a Merger Agreement dated as of February 15, 2023, as amended by the First Amendment to Merger Agreement dated as of June 12, 2023 (together, the “Merger Agreement”), by and among (i) A SPAC I, (ii) NewGenIvf Limited, a Cayman Islands exempted company (“NewGenIvf”), (iii) certain shareholders of NewGenIvf (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”), (iv) A SPAC I Mini Acquisition Corp., a British Virgin Islands business company (“Purchaser”), and (v) A SPAC I Mini Sub Acquisition Corp., a Cayman Islands exempted company and wholly-owned subsidiary of Purchaser (“Merger Sub”). Pursuant to the terms of the Merger Agreement, a business combination between A SPAC I and NewGenIvf will be effected in two steps: (i) A SPAC I will merge with and into Purchaser, with Purchaser remaining as the surviving publicly traded entity; and (ii) Merger Sub will be merged with and into NewGenIvf resulting in NewGenIvf being a wholly-owned subsidiary of Purchaser (collectively, the “Business Combination”). Defined terms not otherwise defined herein shall the meanings ascribed to such terms in the Merger Agreement.

On December 6, 2023, A SPAC I entered into the Second Amendment to Merger Agreement (the “Second Amendment”) with NewGenIvf, the Principal Shareholders, Purchaser and Merger Sub, that amended and modified the Merger Agreement to, among other things, (i) reduce the size of Purchaser’s board of directors following the consummation of the Business Combination to five (5) directors, two (2) of whom will be executive directors designated by NewGenIvf and three (3) of whom will be designated by NewGenIvf to serve as independent directors in accordance with Nasdaq requirements, (ii) provide for the conversion of the Company Shares issued by NewGenIvf following the original date of the Merger Agreement into Purchaser Class A Ordinary Shares in connection with the Acquisition Merger, and (iii) remove the condition that Parent shall have in excess of $5,000,000 in net tangible assets immediately after the Closing.

The foregoing description of the Second Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Second Amendment which is filed as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Purchaser Parties and Company Group and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent, Purchaser and NewGenIvf to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of NewGenIvf, Parent or Purchaser; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of NewGenIvf, Parent and Purchaser to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Parent’s IPO prospectus filed with the SEC and in the Registration Statement on Form F-4 and proxy statement/prospectus that will be filed with the SEC by Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Purchaser Parties, NewGenIvf, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Parent and Purchaser will file relevant materials with the SEC, including the Registration Statement on Form F-4 and a proxy statement/prospectus. The proxy statement/prospectus and a proxy card will be mailed to shareholders of Parent as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement on Form F-4 and proxy statement/prospectus without charge from Parent and Purchaser. The Registration Statement on Form F-4 and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Parent at Level 39, Marina Bay Financial Centre, Tower 2, 10 Marina Boulevard, Singapore 018983. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT AND PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, PURCHASER, NEWGENIVF AND THE TRANSACTIONS.

Participants in Solicitation

The Purchaser Parties, NewGenIvf, certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares in respect of the proposed transaction. Information about Parent’s directors and executive officers and their ownership of Parent’s ordinary shares is set forth in Parent’s Registration Statement on Form S-1 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Exhibits

Exhibit No.	Description
2.1*	Second Amendment to the Merger Agreement, dated December 6, 2023, by and among A SPAC I, NewGenIvf, the Principal Shareholders, Purchaser and Merger Sub.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2023

A SPAC I ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer and Chief Financial Officer

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